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                                                                    EXHIBIT 21.1

ANIXTER INTERNATIONAL SCHEDULE 21
LIST OF SUBSIDIARIES


                                                                                                                 JURISDICTION
COMPANY NAME                                                                                                   OF INCORPORATION
------------                                                                                                   ----------------
Anixter Inc.                                                                                                    Delaware
              Accu-Tech Corporation                                                                             Georgia
                     Accu-Tech Enterprises, Inc. (formerly Wallace Electronics, Inc.)                           Georgia
              Anixter Australia Pty. Ltd.                                                                       Australia
                     ALLNET Technologies Pty. Ltd.                                                              Australia
              Anixter Cables y Manufacturas, S.A. de C.V.                                                       Mexico
              Anixter Chile S.A.                                                                                Chile
              Anixter Colombia S.A.                                                                             Colombia
              Anixter Costa Rica S.A.                                                                           Costa Rica
              Anixter de Mexico, S.A. de C.V.                                                                   Mexico
                     Anixter Logistica y Servicios (ALS)                                                        Mexico
              Anixter do Brazil Ltda.                                                                           Brazil
              Anixter Dominicana, S.A. (formerly AIS, S.A.)                                                     Dominican Republic
              Anixter Financial Inc.                                                                            Delaware
                     Anixter Communications (Malaysia) Sdn Bhd                                                  Malaysia
                     Anixter Singapore Pte Ltd.                                                                 Singapore
                     Anixter Hong Kong Limited                                                                  Hong Kong
                           Anixter International Trading (Qingdao) Company Ltd                                  China
                           Anixter Trading (Shanghai) Company Limited                                           China
                     Anixter Thailand Inc.                                                                      Delaware
              Anixter Holdings, Inc.                                                                            Delaware
                     Anixter Argentina S.A.                                                                     Argentina
                     Anixter AEH Holdings Inc.                                                                  Delaware
                           B.E.L. Corporation                                                                   Delaware
                                  Anixter Eurotwo Holdings B.V.                                                 Netherlands
                                         Anixter Austria GmbH                                                   Austria
                                         Anixter Danmark A/S                                                    Denmark
                                         Anixter Deutschland GmbH                                               Germany
                                         Anixter Hungary Ltd.                                                   Hungary
                                         Anixter Iletsim Sistemleri Pazarlama ve Ticaret A.S.                   Turkey
                                         Anixter Network Systems Greece L.L.C.                                  Greece
                                         Anixter Norge A.N.S.                                                   Norway
                                         Anixter Poland Sp.z.o.o.                                               Poland
                                         Anixter Portugal S.A.                                                  Portugal
                                         Anixter Sverige AB                                                     Sweden
                           Anixter Eurofin B.V.                                                                 Netherlands
                                  Anixter Canada Inc.                                                           Canada
                                         WireXpress Ltd.                                                        Canada
                                  Anixter Eurinvest B.V.                                                        Netherlands
                                         Anixter Belgium B.V.B.A.                                               Belgium
                                         Anixter Espana S.L.                                                    Spain
                                         Anixter France SARL                                                    France
                                         Anixter International B.V.B.A.                                         Belguim
                                         Anixter International Ltd.                                             United Kingdom
                                                Anixter Power & Construction Ltd.                               United Kingdom

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
                                                Anixter U.K. Ltd.                                               United Kingdom
                                                       Anixter Distribution Ireland Ltd.                        Ireland
                                                Walters Hexagon Group Limited                                   United Kingdom
                                                       Burgess Fasteners Limited                                United Kingdom
                                                             MV Fasteners (South East) Limited                  United Kingdom
                                                       Walters Hexagon Limited                                  United Kingdom
                                                             Webb Fasteners Limited                             United Kingdom
                                                       Heyco Limited                                            United Kingdom
                                                             Plastic Screws Limited                             United Kingdom
                                                             Plastic Seals Limited                              United Kingdom
                                                       Heyco Technologies Limited                               United Kingdom
                                                       NedHex Ltd.                                              United Kingdom
                                         Anixter Italia S.r.l.                                                  Italy
                                         Anixter Logistics, Europe B.V.B.A.                                     Belgium
                                         Anixter Nederland B.V.                                                 Netherlands
                                         Anixter Switzerland Sarl                                               Switzerland
                                  Anixter Finance Ltd.                                                          United Kingdom
                           Anixter (CIS) L.L.C. (Russia)                                                        Russia
              Anixter Information Systems Corporation                                                           Illinois
              Anixter Korea Limited                                                                             Korea
              Anixter New Zealand Limited                                                                       New Zealand
              Anixter Peru, S.A.C.                                                                              Peru
              Anixter Philippines Inc.                                                                          Delaware
              Anixter Procurement Corporation                                                                   Illinois
              Anixter Puerto Rico, Inc.                                                                         Delaware
              Anixter-Real Estate Inc.                                                                          Illinois
              Anixter Receivables Corporation                                                                   Delaware
              Anixter Venezuela Inc.                                                                            Delaware
GL Holding of Delaware, Inc.                                                                                    Delaware
              Itel Corporation                                                                                  Delaware
Itel Container Ventures Inc.                                                                                    Delaware
              ICV GP Inc.                                                                                       Delaware
Itel Rail Holdings Corporation                                                                                  Delaware
              Fox River Valley Railroad Corporation                                                             Wisconsin
              Green Bay & Western Railroad Company                                                              Wisconsin
                     Michigan & Western Railroad Company                                                        Michigan
              Rex Railways, Inc.                                                                                New Jersey
              Signal Capital Corporation                                                                        Delaware
                     Richdale, Ltd.                                                                             Delaware
                     Signal Capital Projects, Inc.                                                              Delaware
Railcar Services Corporation                                                                                    Delaware
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